UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	MGI PHARMA, Inc. slide presentation at Needham Biotechnology Conference June 16, 2004.

Item 9.	Regulation FD Disclosure

On June 16, 2004, officers of MGI PHARMA, Inc. (the “Company”) made a presentation to attendees at the Needham Biotechnology Conference which was made available to the public by a live webcast over the internet. The slides included as an exhibit to this report were displayed by the Company at that presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 16, 2004	MGI PHARMA, Inc.

	By:	/s/ William C. Brown
William C. Brown Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	MGI PHARMA, Inc. slide presentation at Needham Biotechnology Conference June 16, 2004.